UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2023

SHUAA PARTNERS ACQUISITION CORP I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41311	98-1627500
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

190 Elgin Avenue George Town, Grand Cayman, Cayman Islands	KY1-9008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +971 4 330 3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-half of one redeemable warrant	SHUAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001	SHUA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share for $11.50 per share	SHUAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed in the Company’s Current Report on Form 8-K filed on September 5, 2023, the Company extended the date (the “Termination Date”) by which the Company has to consummate a business combination from September 4, 2023 to October 4, 2023. On October 4, 2023, the Company’s board of directors (the “Board”) received notice from the Sponsor of the Sponsor’s request to further extend the Termination Date from October 4, 2023 for an additional month to November 4, 2023 (the “October 2023 Extension”). The Company’s Amended and Restated Memorandum and Articles of Association, as amended (the “Articles”) provides the Company the right to extend the Termination Date by an initial three months and then, without another shareholder vote, on a monthly basis up to nine times by an additional one month, from June 4, 2023 (the “Original Termination Date”) to up to June 4, 2024, or a total of up to twelve months after the Original Termination Date. On October 4, 2023, the Board approved the October 2023 Extension and authorized the Company to reply to the Sponsor with a written request to draw down $70,000 for the October 2023 Extension under that certain promissory note dated June 1, 2023, by and between the Company and the Sponsor and originally filed as an exhibit to the Company’s Current Report on Form 8-K filed on June 5, 2023. In connection with the October 2023 Extension, the Sponsor, on behalf of the Company, has deposited $70,000 into the Company’s trust account.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2023	SHUAA PARTNERS ACQUISITION CORP I

	By:	/s/ Fawad Tariq Khan
	Name:	Fawad Tariq Khan
	Title:	Chief Executive Officer